Draft of December 29, 1997




                                 165,000 SHARES

                               ROANOKE GAS COMPANY

                                  COMMON STOCK

                              --------------------

                             UNDERWRITING AGREEMENT

                              --------------------



SCOTT & STRINGFELLOW, INC.
909 East Main Street
Richmond, Virginia 23219

                                                                January __, 1998

Ladies and Gentlemen:

                  Roanoke Gas Company, a Virginia corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Scott & Stringfellow, Inc. (the "Underwriter") an aggregate of 165,000 shares of common stock, $5.00 par value per share, of the Company (the "Common Stock") and, at the election of the Underwriter, up to an aggregate of 16,500 additional shares. The aggregate of 165,000 shares to be sold by the Company are herein called the "Firm Securities," and the aggregate of 16,500 additional shares to be sold by the Company are herein called the "Optional Securities." The Firm Securities and the Optional Securities that the Underwriter elects to purchase pursuant to Section 2 hereof are collectively called the "Securities."

 1.       Representations and Warranties.

          (a) The Company represents and warrants to, and agrees with, the Underwriter that:

                   (i) A registration statement in respect of the Securities on Form S-2 (File No. 333-____) under the Securities Act of 1933, as amended (the "Act"), and as a part thereof a preliminary prospectus, in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered to you, and, excluding exhibits thereto, for each of the other Underwriter; such registration statement, as amended, has been declared effective by the Commission; no other document with respect to such registration statement (other than those documents incorporated into such registration statement by reference) has heretofore been filed with the Commission other than in accordance with Section 5(a) of this Agreement; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission under the Act being hereinafter called a "Preliminary Prospectus", the various parts of such registration statement, including (i) all exhibits thereto, and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) of this Agreement and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the registration statement at the time it was declared effective, each as amended at the time such part became effective, being herein called collectively the "Registration Statement," and the final prospectus, in the form first filed pursuant to Rule 424(b), being hereinafter called the "Prospectus"); any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-2 under the Act; and the terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference in the Prospectus;

                   (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

                   (iii) Each document incorporated by reference in the Prospectus when they were filed, or to be filed, with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, as of their filing date, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                   (iv) The Registration Statement conforms, and the Prospectus and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

                   (v) Neither the Company nor any of its direct or indirect subsidiaries, a complete and correct list of which is attached hereto as Schedule I (the "Subsidiaries"), has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the outstanding capital stock or long-term debt of the Company or any of the Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                   (vi) The Company and each of its  Subsidiaries  have good and marketable  title  in fee  simple  to all  real  property  and good and marketable title to all material items of personal property owned by them, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any of the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such Subsidiaries;

                   (vii) The Company and each of its Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with power and authority (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Prospectus, and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not result in a material adverse effect on consolidated financial position, shareholders' equity or results of operations the Company and the Subsidiaries taken as a whole;

                   (viii) The Company has an authorized capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description of the capital stock of the Company contained in the Prospectus; there are no preemptive or other similar rights to subscribe for or to purchase any securities of the Company; except as described in the Prospectus, there are no warrants, options or other similar rights to purchase any securities of the Company; neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company with respect to such filing, offering or sale, other than rights which have been waived or satisfied;

                   (ix) The Company owns 100% of the issued and outstanding shares of capital stock of each of the Subsidiaries as described on
         Schedule I free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances and all of such capital stock has been duly and validly authorized and issued and is fully paid and non-assessable;

                   (x) The Securities have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable and will conform to the description of the Securities contained in the Prospectus as amended or supplemented;

                   (xi) The issue and sale of the Securities by the Company and the performance of this Agreement and the consummation by the Company of the other transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of the property or assets of the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or bylaws of the Company (each as amended to date the "Charter" and "Bylaws", respectively) or the articles of incorporation or bylaws of any of the Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or activities; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under the Act and under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter and the clearance of such offering with the National Association of Securities Dealers, Inc. ("NASD");

                   (xii) There are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject other than as set forth or contemplated in the Prospectus, which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company or of the Company and the Subsidiaries taken as a whole and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others;

                   (xiii) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and the Subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                   (xiv) All employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) established, maintained or contributed to by the Company or any of the Subsidiaries comply in all material respects with the requirements of ERISA and no employee pension benefit plan (as defined in Section 3(2) of ERISA) has incurred or assumed an "accumulated funding deficiency" within the meaning of Section 302 of ERISA or has incurred or assumed any material liability (other than for the payment of premiums) to the Pension Benefit Guaranty Corporation;

                   (xv) The consolidated financial statements of the Company and the Subsidiaries, together with related notes, as set forth in the Registration Statement present fairly the consolidated financial position and the results of operations of the Company and the Subsidiaries at the indicated dates and for the indicated periods; such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods presented except as noted in the notes thereon, and all adjustments necessary for a fair presentation of results for such periods have been made; and the selected financial information included in the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with the financial statements presented therein;

                   (xvi) The Company and each of the Subsidiaries have filed all federal, state and foreign income tax returns which have been required to be filed (or has received an extension with respect thereto), and has paid, or made adequate reserves for, all taxes indicated by said returns and all assessments received by them to the extent that such taxes have become due and are not being contested in good faith;

                   (xvii) Neither the Company nor any of the Subsidiaries is in violation of any international, federal or state law, regulation, or treaty relating to the storage, handling, transportation, treatment or disposal of hazardous substances (as defined in 42 U.S.C. Section 9601) or hazardous materials (as defined by any international, federal or state law or regulation) or other waste products, which violation is reasonably likely to result in a material adverse effect on the financial condition or business operations or properties of the Company and the Subsidiaries taken as a whole, and the Company and each of the Subsidiaries have received all material permits, licenses or other approvals as may be required of them under applicable international, federal and state environmental laws and regulations to conduct their business as described in the Prospectus; and the Company and each of the Subsidiaries are in compliance in all material respects with the terms and conditions of any such permit, license or approval; neither the Company nor any of the Subsidiaries has received any notices or claims that it is a responsible party or a potentially responsible party in connection with any claim or notice asserted pursuant to 42 U.S.C. Section 9601 et seq. or any state superfund law; and the disposal by the Company or any Subsidiary of any of the Company's and each Subsidiary's hazardous substances, hazardous materials and other waste products has been lawful;

                   (xviii) No relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, that is required by the Act or the Exchange Act, or by the rules and regulations under either of such Acts to be described in the Registration Statement and the Prospectus or documents incorporated by reference therein that is not so described;

                   (xix) Neither the Company nor any of the Subsidiaries has taken and none of such entities will take, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

                   (xx) Each of the Company and the Subsidiaries owns or possesses, or can acquire on reasonable terms, adequate licenses, copyrights, trademarks, service marks and trade names (collectively, "intellectual property") necessary to carry on its business as presently operated by it, except where the failure to own or possess or have the ability to acquire any such intellectual property would not, individually or in the aggregate, have a material adverse effect on the Company and the Subsidiaries taken as a whole, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts which would render any intellectual property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein and which infringement or conflict could have a material adverse effect on the Company and the Subsidiaries taken as a whole;

                   (xxi) Except as described in the Prospectus, the Company and the Subsidiaries maintain insurance of the types and in the amounts that are reasonable or required for the business operated by them, all of which insurance is in full force and effect;

                   (xxii) The Company and each of the Subsidiaries holds and are operating in compliance, in all material respects, with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of their respective businesses as presently being conducted ("licenses") and all licenses are valid and in full force and effect, and the Company, and each of the Subsidiaries are in compliance, in all material respects, with all laws, regulations, orders and decrees applicable to them;

                   (xxiii) This Agreement has been duly authorized, executed and delivered by the Company;

                   (xxiv) The Securities are approved for listing on the Nasdaq National Market;

                   (xxv) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                   (xxvi)  There  is no  document  or  contract  of a  character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required; all such contracts to which the Company or a Subsidiary is a party constitute valid and binding agreements of the Company;

                   (xxvii) The Company is not a "holding company" or a "subsidiary company" of a "public utility company" or of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act");

                   (xxviii) Neither the Company nor any of the Subsidiaries are involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened;

                   (xxix) Each approval, consent, order, authorization, designation, declaration or filing by or with the State Corporation Commission of Virginia and the Public Service Commission of West Virginia necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated herein has been obtained or made and is in full force and effect and final and non-appealable; and no further authorization, approval, consent or order of any governmental authority or agency is legally required in connection with the authorization, issuance and sale of the Securities by the Company pursuant to this Agreement (other than qualification under the state securities or Blue Sky laws and clearance of such offering with the NASD);

                   (xxx) Each of the Company and the Subsidiaries has valid and sufficient grants, franchises, miscellaneous permits and easements free from unduly burdensome restrictions, adequate for the conduct of its business in the territories in which it is now conducting such business and the ownership of the properties now owned by it; and

                   (xxxi) The conditions for use of registration statements on Form S-2 set forth in the General Instructions on Form S-2 have been satisfied and the Company is entitled to use such form for the transaction contemplated herein.

 2.       Purchase and Sale.

         Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price per share of $ . , the Firm Securities and (b) in the event and to the extent that the Underwriter shall exercise the election to purchase Optional Securities as provided below, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at the purchase price set forth in clause (a) of this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional securities).

         The Company hereby grants to the Underwriter the right to purchase at its election up to 16,500 Optional Securities at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised no more than once by written notice from you to the Company, given within a period of 30 days after the date of this Agreement, setting forth the aggregate amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Delivery Date (as defined in Section 4 hereof) or, unless you otherwise agree in writing, earlier than two or later than 10 business days after the date of such notice.

 3.       Offering by the Underwriter.

         Upon the authorization by you of the release of the Firm Securities, the Underwriter proposes to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

 4.       Delivery and Payment.

         Certificates in definitive form for the Securities to be purchased by the Underwriter hereunder, and in such denominations and registered in such names as Scott & Stringfellow, Inc. may request upon at least two business days' prior notice to the Company, shall be delivered by or on behalf of the Company, to Scott & Stringfellow, Inc., for the account of the Underwriter, against payment by the Underwriter or on its behalf of the purchase price therefor. Payment of the purchase price for the Securities shall be made by certified or official bank check in next day funds or, at the option of Scott & Stringfellow, Inc., by wire transfer of immediately available funds all at the offices of Scott & Stringfellow, Inc., 909 East Main Street, Richmond, Virginia. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 10:00 a.m., Richmond, Virginia time, on _______________, 1998 or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Securities, 10:00 a.m., Richmond, Virginia time, on the date specified by you in the written notice given by you (consistent with Section 2 hereof) of the Underwriter's election to purchase such Optional Securities, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Delivery Date," such time and date for delivery of the Optional Securities, if not the First Delivery Date, is herein called the "Second Delivery Date," and each such time and date for delivery is herein called a "Delivery Date." Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Delivery Date at the offices of Scott & Stringfellow, Inc. at the address set forth above or such other location designated by the Underwriter to the Company.

 5.       Agreements of the Company.

         The Company agrees with the Underwriter:

          (a) To prepare the Prospectus in a form reasonably approved by you and to file such Prospectus (or a term sheet as permitted by Rule 434(c)) pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no amendment or supplement to the Registration Statement or Prospectus prior to any Delivery Date which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such actions as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriter with copies of the Registration Statement and the Prospectus in such quantities as you may from time to time reasonably request during such period following the date hereof that a prospectus is required to be delivered in connection with offers or sales of Securities, and, if the delivery of a prospectus is required during this period and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus to comply with the Act, to notify you and upon your request to file such document and to prepare and furnish without charge to you and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) As soon as practicable after the effective date of the Registration Statement, to make generally available to its shareholders and to deliver to you, an earnings statement of the Company, conforming with the requirements of Section 11(a) of the Act and Rule 158 under the Act, covering a period of at least 12 months beginning after the effective date of the Registration Statement;

          (e) For a period of 180 days from the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than the Securities or pursuant to employee stock option plans or pursuant to options, warrants or rights outstanding on the date of this Agreement or pursuant to bona fide gifts to persons who agree in writing with the donor to be bound by this restriction), without your prior written consent;

          (f) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request; and

          (g) To apply the net proceeds from the sale of the Securities for the purposes set forth in the Prospectus.

 6.       Payment of Expenses.

         The Company covenants and agrees with the Underwriter that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of reproducing this Agreement, the Blue Sky Survey and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky Survey; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) the cost of preparing stock certificates; (vi) the costs or expenses of any transfer agent or registrar; and
(vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that except as provided in Section 8 and
Section 10 hereof, the Underwriter will pay all its own costs and expenses, including the fees of its counsel, stock transfer taxes on resale of any of the Securities by it and any advertising expenses connected with any offers they may make.

 7.       Conditions to Obligations of Underwriters.

         The obligations of the Underwriter hereunder, as to the Securities to be delivered at each Delivery Date, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Delivery Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Hunton & Williams, counsel for the Underwriter, shall have furnished to you such opinion or opinions, dated such Delivery Date, with respect to the incorporation of the Company, the validity of the Securities being issued at such Delivery Date, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Woods, Rogers & Hazlegrove, P.L.C., counsel for the Company, shall have furnished to you their written opinion, dated such Delivery Date, in form reasonably satisfactory to you, to the effect that:

                   (i) The Company and each of its Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own or lease their respective properties and conduct their respective businesses as described in the Prospectus;

                   (ii) The Company and each of its Subsidiaries have been duly qualified as foreign corporations for the transaction of business and are in good standing under the laws of every other jurisdiction in which they own or lease properties, or conduct any business, so as to require such qualification, except where the failure to so qualify will not result in a material adverse effect on the Company or the Company and the Subsidiaries taken as a whole;

                   (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description of the capital stock contained in the Prospectus; there are no preemptive or other similar rights to subscribe for or to purchase any securities of the Company; to such counsel's knowledge, except as described in the Prospectus, there are no warrants or options to purchase any securities of the Company; to such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company with respect to such filing, offering or sale, other than rights which have been waived or satisfied; and the form of the certificates evidencing the Securities comply with all formal requirements of Virginia law;

                   (iv) All of the issued shares of capital stock of the Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable; and except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are directly owned by the Company free and clear of any security interests, claims, liens or encumbrances;

                   (v) The Securities have been duly authorized, and the Securities being issued as of such Delivery Date will be, when issued, validly issued, fully paid and nonassessable and conform to the description of the Securities contained in the Prospectus as amended or supplemented;

                   (vi) To such counsel's knowledge, there is no legal or governmental proceeding pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject, other than as set forth or contemplated in the Prospectus, that, if determined adversely, would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                   (vii) The issue and sale of the Securities being issued at such Delivery Date by the Company and the performance of this Agreement by the Company and the consummation by the Company of the other transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the Charter or Bylaws of the Company or the articles of incorporation or the bylaws of any of the Subsidiaries or of any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties;

                   (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by this Agreement, except such as have been obtained under the Act and from the Virginia State Corporation Commission with respect to the issuance of additional shares of capital stock and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and the clearance of such offering with the National Association of Securities Dealers, Inc.;

                   (ix) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules and data, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of the effective date of the Registration
         Statement and as of such Delivery Date, either the Registration Statement or the Prospectus (other than the financial statements and related schedules and data) (or, as of its date, any further amendment or supplement thereto made by the Company prior to such Delivery Date) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

                   (x) The documents incorporated by reference in the Prospectus (other than the financial statements and the related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                   (xi) The descriptions in the Registration Statement and Prospectus and any further amendments or supplements thereto of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown;

                   (xii) This Agreement has been duly authorized, executed and delivered by the Company;

                   (xiii) The Company and each of the Subsidiaries holds and are operating in compliance, in all material respects, with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of their respective businesses as presently being conducted ("licenses") and all licenses are valid and in full force and effect, and the Company, and each of the Subsidiaries are in compliance, in all material respects, with all laws, regulations, orders and decrees applicable to them;

                   (xiv) The Company is not a "holding company" or a "subsidiary company" of a "public utility company" or of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" as such terms are defined in the Holding Company Act;

                   (xv) Each approval, consent, order, authorization, designation, declaration or filing by or with the State Corporation Commission of Virginia and the Public Service Commission of West Virginia necessary in connection with the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated herein has been obtained or made, and to the best of such counsel's knowledge, said order is in full force and effect and final and non-appealable; and no further authorization, approval, consent or order of any governmental authority or agency is legally required in connection with the authorization, issuance and sale of the Securities by the Company pursuant to this Agreement (other than qualification under state securities or Blue Sky laws and clearance of such offering with the NASD); and

                   (xvi) Each of the Company and the Subsidiaries has valid and sufficient grants, franchises, miscellaneous permits and easements free from unduly burdensome restrictions, adequate for the conduct of its business in the territories in which it is now conducting such business and the ownership of the properties now owned by it.

         Such opinion may be furnished subject to such stated assumptions, limitations and qualifications as shall be acceptable to Hunton & Williams, counsel for the Underwriters.

          (d) At 10:00 a.m., Richmond, Virginia, time, on the date of this Agreement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at each Delivery Date, KPMG Peat Marwick shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance reasonably satisfactory to you, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company and its Subsidiaries contained in the Registration Statement and the Prospectus;

          (e) (i) Neither the Company nor any of the Subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the outstanding capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company or any of the Subsidiaries otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii) is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Delivery Date on the terms and in the manner contemplated by the Prospectus;

          (f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading of any of the securities of the Company on the National Association of Securities Dealers, Inc. Automated Quotation System; (ii) any United States federal or state statute, regulation, rule or order of any court, legislative body, agency or other governmental authority shall have been enacted, published, decreed or promulgated or any proceeding or investigation shall have been commenced which, in your reasonable judgment, materially and adversely affects the business or operations of the Company; (iii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers, Inc. Automated Quotation System; (iv) a general moratorium on commercial banking activities in New York or Virginia declared by either federal or New York or Virginia authorities; (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if any such event specified in this clause (v) would have such a materially adverse effect, in your reasonable judgment, as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Delivery Date on the terms and in the manner contemplated in the Prospectus; or (vi) such a material adverse change in general economic, political, financial or international conditions affecting financial markets in the United States having a material adverse impact on trading prices of securities in general, as, in your reasonable judgment, makes it inadvisable to proceed with the payment for and delivery of the Securities;

          (g) The Company shall have furnished to you copies of agreements between the Company and the directors and executive officers and certain stockholders of the Company, in form and content reasonably satisfactory to you, pursuant to which such persons agree not to offer, sell, or contract to sell, or otherwise dispose of, any shares of Common Stock beneficially owned by them or any securities convertible into, or exchangeable for, Common Stock, on or before the 180th day after the date of this Agreement without your prior written consent; and

          (h) The Company shall have furnished or caused to be furnished to you at such Delivery Date certificates of officers of the Company reasonably satisfactory to you as to the accuracy of the respective representations and warranties of the Company herein at and as of such Delivery Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Delivery Date, as to the matters set forth in subsections
(a) and (e) of this Section and as to such other matters as you may reasonably request.

 8.       Indemnification and Contribution.

          (a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse the Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing to defend or defending, or appearing as a third-party witness in connection with, any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

          (b) The Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating, preparing to defend or defending, or appearing as a third-party witness in connection with, any such action or claim. The Company acknowledges that the statements set forth in the last paragraph of the cover page, the [last two] paragraphs on the inside front cover page and the third, fifth and sixth paragraphs under the heading "Underwriting" in the preliminary prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the preliminary prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

          (c) Promptly  after receipt by an indemnified  party under  subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that representation of such indemnified party and the indemnifying party may be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. It is understood that the indemnifying party shall, in connection with any such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys together with appropriate local counsel at any time for all indemnified parties unless such firm of attorneys shall have reasonably concluded that one or more indemnified parties has actual differing interests with other indemnified parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable for any settlement entered into without its written consent and will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). Notwithstanding the immediately preceding sentence and the first sentence of this paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting the total underwriting discount, but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection
(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

 9.       Representations and Indemnities to Survive.

         The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company or each of the Selling Shareholders, and shall survive delivery of and payment for the Securities.

 10.      Termination and Payment of Expenses.

         If for any reason any Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company shall not then be under further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

 11.      Notices.

         All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriter shall be sufficient in all respects if delivered or sent by reliable courier, first-class mail, telex or facsimile transmission to Scott & Stringfellow, Inc., 909 East Main Street, Richmond, Virginia 23219, Attention:
Corporate Finance Department; if to the Company shall be sufficient in all respects if delivered or sent by reliable courier, first-class mail, telex, or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: John B. Williamson, III, with a copy (which shall not constitute notice) to Woods, Rogers & Hazelgrove, P.L.C. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

 12.      Successors.

         This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter and the Company and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

 13.      Time of the Essence.

         Time shall be of the essence in this Agreement.

 14.      Business Day.

         As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

 15.      Applicable Law.

         This Agreement shall be construed in accordance with the laws of the Commonwealth of Virginia.

 16.      Captions.

         The captions included in this Agreement are included solely for convenience of reference and shall not be deemed to be a part of this Agreement.

 17.      Counterparts.

         This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Underwriter and the Company.

                                      Very truly yours,

                                      ROANOKE GAS COMPANY



                                      By:  ___________________________________
                                           Name:  John B. Williamson, III
                                           Title:


Accepted as of the date hereof at Richmond, Virginia:

SCOTT & STRINGFELLOW, INC.


By:      _______________________________________
         Name:
         Title:

                                   SCHEDULE I

                       SUBSIDIARIES OF ROANOKE GAS COMPANY


         Name of Subsidiary                             State of
         ------------------                          Incorporation
                                                     -------------

Bluefield Gas Company                                West Virginia
Commonwealth Public Service Corporation*                Virginia
Diversified Energy Company                              Virginia

---------------
* A wholly owned subsidiary of Bluefield Gas Company.